Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C.

1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of eXp World Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission  on the date hereof (the “Report”), I, Glenn Sanford, as Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 6, 2019

By:	/s/ Glenn Sanford
Glenn Sanford
Chief Executive Officer (Principal Executive Officer)